FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): September 6, 2006

                     GLOBETEL COMMUNICATIONS CORP.
              (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      0-23532                88-0292161
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)

        9050 Pines Blvd., Suite 255, Pembroke Pines, FL            33024
          (Address of Principal Executive Offices)               (Zip Code)

      Registrant's telephone number, including area code: 954-241-0590


            Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See Item 3.02 below. GlobeTel Communications Corp. (the "Company" or the "Registrant") and the several investors (the "Investors") have entered into Subscription Agreements as further described in Item 3.02 below. The identity of the Investors and the dollar amount of their Subscriptions (as hereinafter defined) is set forth below:

-------------------------------------------------- -----------------------------
Investor                                           Subscription Amount
-------------------------------------------------- -----------------------------
Hudson Bay Overseas Fund Ltd                       $60,000
-------------------------------------------------- -----------------------------
Hudson Bay Fund LP                                 $140,000
-------------------------------------------------- -----------------------------
Nite Capital LP                                    $250,000
-------------------------------------------------- -----------------------------
Castle Creek Technology Partners                   $300,000
-------------------------------------------------- -----------------------------
The Nutmeg Group                                   $100,000
-------------------------------------------------- -----------------------------
Brio Capital LP                                    $125,000
-------------------------------------------------- -----------------------------
Double U Master Fund                               $100,000
-------------------------------------------------- -----------------------------

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

Beginning on September 6, 2006, Globetel Communications Corp. (the "Registrant") entered into subscription agreements with Hudson Bay Overseas Fund Ltd, Hudson Bay Fund LP, Nite Capital LP, Castle Creek Technology, Double U Master Funder, The Nutmeg Group and Brio Capital LP whereby these investors are purchasing a total $1,075,000 in 7% convertible notes, and were issued the Class A and Class B Warrants described below. The common shares underlying the notes and the warrants carry with them registration rights that obligate the Registrant to register such shares within 30 days.

Under the funding arrangement, the notes are convertible into common stock of the Registrant at $0.36939 per share. Prior to any notice of conversion the Registrant has the right, under certain circumstances, to redeem the notes at a premium for cash, subject to a right to convert by the investor.

The investors will receive one Class A Warrant to purchase one share of common stock for every two shares that the notes were convertible into on the closing date as well as one Class B Warrant to purchase the identical number of shares. The Class A Warrants are exercisable for a purchase price equal to 150% of the market price on the day prior to closing and the Class B Warrants are exercisable for a purchase price equal to 200% of the market price on the day prior to closing. The Warrants have a 5 year term

The Placement Agent for the transaction, Westor Capital Group, has the right to raise up to $3 million for the Registrant under the terms and conditions set forth above.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-K.


                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Globetel Communications Corp.



Dated: September 12, 2006              By: /s/ Timothy M. Huff
                                       Timothy M. Huff, Chief Executive Officer

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                                   EXHIBIT INDEX

Number                    Description

4.1      Subscription Agreement
4.2      Convertible Note
4.3      Class A Warrant
4.4      Class B Warrant